Exhibit 10.27

ECHO HEALTHCARE ACQUISITION CORP.

FORM OF

FOUNDING DIRECTOR WARRANT

PURCHASE AGREEMENT

THIS FOUNDING DIRECTOR WARRANT PURCHASE AGREEMENT (the “Agreement”) is made as of March __, 2006, between Echo Healthcare Acquisition Corp., a Delaware corporation (the “Company”), on the one hand, and _______________________, on the other hand (collectively, the “Purchasers” or individually, a “Purchaser”). Except as otherwise indicated herein, capitalized terms used herein are defined in Section 10 hereof.

WHEREAS, the Purchasers are directors and stockholders of the Company; and

WHEREAS, in furtherance of the Company’s plan to obtain funding through an initial public offering (the “Offering”) of its units (the “Units”), each Unit consisting of one share of common stock (the “Unit Common Stock”) and one warrant to purchase one share of common stock (the “Unit Warrants” or a “Unit Warrant”) and to demonstrate the commitment of the initial stockholders of the Company to this plan, the Purchasers desire to make an investment in the Company by purchasing 458,333 warrants (the “Founding Director Warrants” or a “Founding Director Warrant” ) on the terms and conditions described herein;

WHEREAS, the purchase of the Founding Director Warrants will be consummated, pursuant to this Agreement, immediately after the closing of the Offering as described in the Underwriting Agreement by and among the Company and Morgan Joseph & Co. Inc., as representative of the several underwriters (the “Representative”), which Underwriting Agreement is filed as an exhibit to the Company’s registration statement on Form S-1, SEC File No. 333-126650, as the same has been and may be amended from time to time hereafter (the “Registration Statement”) and filed with the Securities and Exchange Commission (the “Commission”); and

WHEREAS, prior to the Commission declaring the Registration Statement effective, the Purchasers will deliver the Purchase Price, as defined below, of the Founding Director Warrants to an escrow account (“Escrow Account”) to be established by Powell Goldstein LLP, as escrow agent (“Escrow Agent”), the proceeds of which shall be released to the Trust Account, as defined below, immediately after the closing of the Offering in accordance with the terms of the escrow agreement attached hereto as Exhibit A.

NOW THEREFORE, in consideration of the mutual promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1. Authorization, Purchase and Sale; Terms of the Founding Director Warrants.

A.          Authorization of the Founding Director Warrants. The Company has authorized, and hereby ratifies such authorization by execution hereof, the issuance and sale to the Purchasers of an aggregate of 458,333 Founding Director Warrants. Each Founding Director Warrant shall upon exercise and payment of the exercise price specified therein entitle the holder to purchase one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”).

B.          Purchase and Sale of the Founding Director Warrants. At least 48 hours prior to the effective date of the Registration Statement, the Purchasers will deliver the Purchase Price, as defined below, of the Founding Director Warrants to the Escrow Account. The Company shall sell to the Purchasers, and subject to the terms and conditions set forth herein, the Purchasers shall severally purchase from the Company, immediately after the closing of the Offering, an aggregate of 458,333 Founding Director Warrants. Each Purchaser shall purchase that number of the Founding Director Warrants as is set forth opposite his name in the table contained in Exhibit B hereto. The purchase price of each Founding

Director Warrant shall be $1.20 per warrant (the “Purchase Price”), which shall be paid in immediately available funds through wire transfers to the trust account (the “Trust Account”) to be established pursuant to that certain Investment Management Trust Agreement by and between the Company and Corporate Stock Transfer, Inc. (“CST”). The Purchase Price shall be wired to the Trust Account by the Escrow Agent so as to be on deposit in the Trust Account no more than 24 hours after the closing of the Offering. Amounts so received in the Trust Account shall be credited against the respective purchase obligations of the Purchasers as described on Exhibit B hereto.

C.          Terms of the Founding Director Warrants. The Founding Director Warrants shall carry rights and terms identical to those possessed by the Unit Warrants described in the Registration Statement, subject to the following exceptions: the Founding Director Warrants (i) will not be transferable or salable by the Purchasers until such time as the Company has completed a Business Combination, (ii) will be non-redeemable so long as the Purchasers hold such warrants following their issuance by the Company to such Purchasers, and (iii) together with the shares of Common Stock underlying the Founding Director Warrants, are and will be entitled to registration rights under the registration rights agreement (the “Registration Rights Agreement”) to be signed contemporaneously herewith between the Purchasers, the Initial Stockholders (as such term is defined in the Registration Statement) and the Company. The transfer restriction set forth in (i) above shall not apply to (a) transfers resulting from the death of any of the Purchasers, (b) transfers by operation of law, (c) any transfer for estate planning purposes to persons immediately related to the transferor by blood, marriage or adoption, or (d) any trust solely for the benefit of such transferor and/or the persons described in the preceding clause; provided, however, that with respect to each of the transfers described in clauses (a), (b), (c) and (d) of this sentence, that prior to such transfer, each permitted transferee or the trustee or legal guardian for each permitted transferee (hereinafter collectively, “Permitted Transferees” or a “Permitted Transferee”) agrees in writing to be bound by the terms of this Agreement. Should any of the Purchasers transfer or sell Founding Director Warrants to persons other than Permitted Transferees after the Company has completed a Business Combination, then such Founding Director Warrants shall on the date of such transfer immediately become redeemable under the same terms as the Unit Warrants. Except as specifically provided in this Agreement, the terms of the Founding Director Warrants shall in all other respects be as set forth in the Warrant Agreement relating to the Unit Warrants by and between the Company and CST. In the event of any conflict between this Agreement and the Warrant Agreement, the terms and provisions of which are incorporated herein by reference, this Agreement shall control.

Section 2. The Closing. The closing of the purchase and sale of the Founding Director Warrants to the Purchasers (the “Closing”) shall take place at the offices of Powell Goldstein LLP, 1201 West Peachtree Street, NW Suite 1400, Atlanta, Georgia 30309, immediately subsequent to the closing of the Offering. At the Closing, the Company shall deliver warrant certificates evidencing the Founding Director Warrants to be purchased by the Purchasers hereunder, registered in each Purchaser’s name, upon the payment of the aggregate purchase price therefor, by wire transfer of immediately available funds to the Trust Account.

Section 3. Representations and Warranties of the Company. As a material inducement to the Purchasers to enter into this Agreement and purchase the Founding Director Warrants, the Company hereby represents and warrants that:

A.          Organization and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Company. The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement.

B.	Authorization; No Breach.

(i)          The execution, delivery and performance of this Agreement to which the Company is a party will have been duly authorized by the Company as of the Closing upon the approval hereof by the Company and its Board of Directors. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms upon its execution.

(ii)          The execution and delivery by the Company of this Agreement, the sale and issuance of the Founding Director Warrants hereunder, the issuance of the Common Stock upon exercise of the Founding Director Warrants (except, with respect thereto, any filings required under Federal or state securities laws or issuance of one or more legal opinions in form and content reasonably satisfactory to the Company pertaining to the availability of one or more exemptions with respect to the issuance of the Founding Director Warrants under applicable securities laws) and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and will not as of the Closing (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company’s capital stock or assets pursuant to, (iii) result in a violation of, or (iv) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to the Certificate of Incorporation of the Company or the bylaws of the Company, or any material law, statute, rule or regulation to which the Company is subject, or any agreement, order, judgment or decree to which the Company is subject, except for any filings required after the date hereof under Federal or state securities laws.

C.          Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms hereof, the Founding Director Warrants to be purchased hereunder and, upon exercise of the Founding Director Warrants, payment of the exercise price set forth therein and conformance with the other provisions relating to the exercise thereto, the Common Stock issuable upon exercise of such Founding Director Warrants will be duly and validly issued, fully paid, nonassessable, and the Purchasers will have or receive good title to such securities, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions hereunder and under the other agreements contemplated hereby, (b) transfer restrictions under federal and state securities laws, and (c) liens, claims or encumbrances imposed due to the actions of the Purchaser.

D.          Governmental Consents. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement, or the consummation by the Company of any other transactions contemplated hereby.

E.          Disclosure. (a) The Company has provided each Purchaser with a copy of the Registration Statement and each Amendment to the Company’s Registration Statement, or informed each Purchaser of the filing thereof and instructed or requested the Purchasers to review the Registration Statement and each such Amendment on the Commission’s website . The Company will provide the Purchasers with a copy of any and all amendments to the Registration Statement filed by the Company with the Commission prior to the Closing. (b) To the best of the Company’s knowledge as of the date hereof, neither this Agreement nor the Registration Statement, taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances in which such statements were made.

Section 4. Representations, Warranties and Covenants of Purchasers. As a material inducement to the Company to enter into this Agreement and issue and sell the Founding Director Warrants to the Purchasers, the Purchasers hereby severally represent, warrant and covenant to the Company (which representations, warranties and covenants shall survive the Closing) that:

A.          Capacity and State Law Compliance. Each Purchaser is an individual over the age of 21 years with the legal capacity to execute and perform the obligations imposed on each of the Purchasers hereunder. Each Purchaser has engaged in the transactions contemplated by this Agreement within a state in which the offer and sale of the Founding Director Warrants is permitted under applicable securities laws. The Purchaser understands and acknowledges that the purchase of Common Stock on exercise of the

Founding Director Warrants may require the registration of such Common Stock under Federal and/or state securities laws or the availability of an exemption from such registration requirements.

B.	Authorization; No Breach.

(i)          This Agreement constitutes a valid and binding obligation of each Purchaser, enforceable in accordance with its terms.

(ii)          The execution and delivery by Purchasers of this Agreement and the fulfillment of and compliance with the respective terms hereof by Purchasers do not and shall not as of the Closing conflict with or result in a breach of the terms, conditions or provisions of any other agreement, instrument, order, judgment or decree to which Purchaser is subject.

C.	Investment Representations.

(i)          Each of the Purchasers is acquiring the Founding Director Warrants and, upon exercise thereof, the Common Stock issuable upon such exercise (collectively, the “Securities”) for his own account, for investment only and not with a view towards, or for resale in connection with, any public sale or distribution thereof.

(ii)          Each Purchaser is an “accredited investor” as defined in Rule 501(a)(3) of Regulation D.

(iii)         Each Purchaser understands that the Securities are being offered and sold to him in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Purchaser’s compliance with, the representations, warranties and agreements of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire such securities.

(iv)         Each Purchaser initiated discussions with the Company relating to the purchase and sale of the Securities contemplated by this Agreement on an unsolicited basis prior to the date of this Agreement. The Purchasers did not initiate such discussions, nor did Purchasers decide to enter into this Agreement, as a result of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act of 1933, as amended (the “Securities Act”), including the filing of the Registration Statement.

(v)         Each Purchaser has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by Purchaser. Each Purchaser has been afforded the opportunity to ask questions of the other executive officers and directors of the Company. Each Purchaser understands that his investment in the Securities involves a high degree of risk. Each Purchaser has sought such accounting, legal and tax advice as he has considered necessary to make an informed investment decision with respect to his acquisition of the Securities. Each Purchaser has received and reviewed a copy of the Registration Statement, including without limitation, the language therein under the caption “Risk Factors,” and signed the Registration Statement signature page in his capacity as an officer or director (or both) of the Company, as the case may be.

(vi)         Each Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(vii)        Each Purchaser understands that: (a) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) sold in reliance on an exemption therefrom; and (b) except as specifically set forth in the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register such securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. In this regard, each Purchaser represents that he is familiar with Rule 144 adopted pursuant to the Securities Act, and understands the resale limitations imposed thereby and by the Securities Act. Each Purchaser is able to bear the economic risk of its investment in the Securities for an indefinite period of time.

(viii)       Each Purchaser is an investor in securities of companies in the development stage and acknowledges that he is able to fend for himself, has knowledge and experience in financial and business matters, knows of the high degree of risk associated with investments generally and particularly investments in the securities of companies in the development stage such as the Company, is capable of evaluating the merits and risks of an investment in the Securities and is able to bear the economic risk of an investment in the Securities in the amount contemplated hereunder. Each Purchaser has adequate means of providing for his current financial needs and contingencies and will have no current or anticipated future needs for liquidity which would be jeopardized by the investment in the Securities. Each Purchaser can afford a complete loss of his investment in the Securities.

(ix)         Without in any way limiting the representations set forth above, the Purchasers agree not to make any disposition of all or any portion of the Securities unless and until:

(a)         There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b)         (i) The Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, the Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the Securities Act. Notwithstanding the foregoing, each Purchaser also understands and acknowledges that the transfer or exercise of the Founding Director Warrants is subject to the specific conditions to such transfer or exercise as outlined herein, as to which each Purchaser specifically assents by his execution hereof.

D.          No Group. By virtue of the Purchasers purchasing the Founding Director Warrants under this Agreement, such participation shall not be construed so as to make any of the Purchasers part of, or a participant in, a “group” as defined in Rule 13d-5 of the Exchange Act with respect to any securities of the Company.

E.	Rescission Right Waiver and Indemnification.

(i)          Each of the Purchasers understands and acknowledges that an exemption from the registration requirements of the Securities Act requires that there be no general solicitation of purchasers of the Founding Director Warrants. In this regard, if the Offering of the Units were deemed to be a general solicitation with respect to the Founding Director Warrants, the offer and sale of such Founding Director Warrants may not be exempt from registration and, if not, the Purchasers may have a right to rescind their purchases of the Founding Director Warrants. In order to facilitate the completion of the Offering and in order to protect the Company, its stockholders and the Trust Account from claims that may adversely affect the Company or the interests of its stockholders, each of the Purchasers hereby agrees to waive, to the maximum extent permitted by applicable law, any claims, right to sue or rights in law or arbitration, as the case may be, to seek rescission of his purchase of the Founding Director Warrants. Each of the Purchasers acknowledges and agrees that this waiver is being made in order to induce the Company to sell the Founding Director Warrants to the Purchasers. Each Purchaser agrees that the foregoing waiver of rescission rights shall apply to any and all known or unknown actions, causes of action, suits, claims, or proceedings (collectively, “Claims”) and related losses, costs, penalties, fees, liabilities and damages, whether compensatory, consequential or exemplary, and expenses in connection therewith (collectively, “Losses and Expenses”) including reasonable attorneys’ and expert witness fees and disbursements and all other expenses reasonably incurred in investigating, preparing or defending against any Claims, whether pending or threatened, in connection with any present or future actual or asserted right to rescind the purchase of the Founding Director Warrants hereunder or relating to the purchase of the Founding Director Warrants and the transactions contemplated hereby.

(ii)          Each Purchaser agrees not to seek recourse against the Trust Account for any reason whatsoever in connection with his purchase of the Founding Director Warrants or any Claim that may arise now or in the future.

(iii)         Each Purchaser (collectively, “Indemnitors”) agrees to severally indemnify and hold harmless the Company, the Representative, the underwriters of the Offering and the Trust Account against any and all Losses and Expenses whatsoever to which the Company, the Representatives and the Trust Account may become subject as a result of the purchase of the Founding Director Warrants by the Purchasers or a Purchaser, including but not limited to any Claim by any Purchaser of the Founding Director Warrants, but only to the extent necessary to ensure that such Losses and Expenses do not reduce the amount in the Trust Account. To the extent that the foregoing several indemnification by the Indemnitors may be unenforceable for any reason, each of the Indemnitors agree to make the maximum contribution permissible by applicable law to the payment and satisfaction of any Losses and Expenses relating to Claims that may or will otherwise reduce the amount in the Trust Account. Any Losses and Expenses indemnified hereunder by the Indemnitors will be paid equally by them except to the extent that such Claims are brought by either of the Indemnitors, in which case the foregoing indemnity obligation shall only be that of the person making the Claim, it being the understanding and agreement of the Indemnitors that each of them shall be held harmless by the other as to any Claims, Losses and Expenses.

(iv)         The Purchasers acknowledge and agree that the stockholders of the Company, including those who purchase the Units in the Offering, are and shall be third-party beneficiaries of the foregoing provisions of Section 5G of this Agreement.

(v)         Each Purchaser agrees that to the extent any waiver of rights under this Section 4. E is ineffective as a matter of law, each Purchaser has offered such waiver for the benefit of the Company as an equitable right that shall survive any statutory disqualification or bar that applies to a legal right. Each Purchaser acknowledges the receipt and sufficiency of consideration received from the Company hereunder in this regard.

Section 5. Conditions of the Purchasers’ Obligations at the Closing.

The obligation of the Purchasers to purchase and pay for the Founding Director Warrants is subject to the fulfillment, at or before the Closing, of each of the following conditions:

A.          Representations and Warranties. The representations and warranties of the Company contained in Section 3, except for those stated to be made as of the date hereof, shall be true and correct in all material respects at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein or in the prospectus contained in the Registration Statement.

B.          Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

C.          Registration Statement. The Registration Statement shall have been declared effective by the Commission and the closing of the Offering shall take place within four business days of such effective date or, if the Registration Statement is declared effective before 2:00 p.m. on a business day, the closing of the Offering shall take place within three business days of such effective date.

Section 6. Conditions of the Company’s Obligations at the Closing.

The obligations of the Company to the Purchasers under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

A.          Representations and Warranties. The representations and warranties of Purchasers contained in Section 4 shall be true at and as of the Closing as though then made.

B.          Performance. The Purchasers shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before the Closing.

C.          Corporate Consents. The Company shall have obtained the consent of its Board of Directors authorizing the execution, delivery and performance of this Agreement and the issuance and sale of the Founding Director Warrants hereunder.

Section 7. Termination. This Agreement may or will be terminated at any time prior to the consummation of the Closing under the following described circumstances:

(i)          by either of the Company or the Purchasers by delivery of written notice thereof, if the Offering shall not have been consummated prior to the two-month anniversary of the date of this Agreement; or

(ii)          automatically if the Offering is not closed within the time periods described in the Underwriting Agreement after the Registration Statement is declared effective.

Section 8. Survival of Representations and Warranties. All of the representations and warranties contained herein shall survive the Closing for a period of six (6) months except as otherwise specifically provided herein.

Section 9. Definitions. For the purposes of this Agreement, the following terms have the meanings set forth:

“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

“Business Combination” means a merger, stock exchange, asset acquisition or similar business combination of the Company with a target business or businesses that is its initial business combination and which meets the size, timing and other criteria outlined in the Registration Statement.

“Common Stock” means the Company’s Common Stock, par value $0.0001 per share.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Person” means any individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization or governmental entity or any department, agency or political subdivision thereof.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities and Exchange Commission” or “Commission” means the United States Securities and Exchange Commission.

Section 10. Miscellaneous.

A.	Legends.

(i)          The certificates evidencing the Founding Director Warrants will include the legend set forth below, which the Purchasers have read and understand:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THESE SECURITIES ARE ALSO SUBJECT TO INVESTMENT REPRESENTATIONS AND RESTRICTIONS ON TRANSFER OR SALE PURSUANT TO A PURCHASE AGREEMENT DATED MARCH __, 2006, WHICH RESTRICTS THE TRANSFER THEREOF UNTIL                                                          , A COPY OF WHICH CAN BE OBTAINED FROM THE COMPANY AT ITS EXECUTIVE OFFICES.

(ii)          By accepting the certificates bearing the aforesaid legend, each Purchaser agrees, prior to any permitted transfer of the Securities represented by the certificates and subject to the restrictions contained herein, to give written notice to the Company expressing his desire to effect such transfer and describing briefly the proposed transfer. Upon receiving such notice, the Company shall present copies thereof to its counsel and the following provisions shall apply:

(a)         subject to the transfer restrictions contained elsewhere in this Agreement, if, in the reasonable opinion of counsel to the Company, the proposed transfer of such Securities may be effected without registration under the Securities Act and applicable state securities acts, the Company shall promptly thereafter notify the transferring Purchaser, whereupon the transferring Purchaser shall be entitled to transfer such Securities, all in accordance with the terms of the notice delivered by the transferring Purchaser and upon such further terms and conditions as shall be required to ensure compliance with the Securities Act and the applicable state securities acts, and, upon surrender of the certificate evidencing such Securities, in exchange therefor, a new certificate not bearing a legend of the character set forth above if such counsel reasonably believes that such legend is no longer required under the Securities Act and the applicable state securities acts; and

(b)         subject to the transfer restrictions contained elsewhere in this Agreement, if, in the reasonable opinion of counsel to the Company, the proposed transfer of such Securities may not be effected without registration under the Securities Act or the applicable state securities acts, a copy of such opinion shall be promptly delivered to the transferring Purchaser, and such proposed transfer shall not be made unless such registration is then in effect.

(iii)         The Company may, from time to time, make stop transfer notations in its records and deliver stop transfer instructions to its transfer agent to the extent its counsel considers it necessary to ensure compliance with the Securities Act and the applicable state securities acts.

B.          Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Notwithstanding the foregoing or anything to the contrary herein, the parties may not assign this Agreement.

C.          Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

D.          Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

E.          Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

F.           Governing Law. The general corporation law of the State of Delaware shall govern all issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement, without giving effect to any choice of law or conflict of law rules or provisions that would cause the application of the laws of any jurisdiction other than the State of Delaware.

G.          Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent:

If to the Company:	Echo Healthcare Acquisition Corp.

8000 Towers Crescent Drive, Suite 1300

Vienna, Virginia 22182

Attention:	Joel Kanter, President
Facsimile:	(703) 991-0062

With a copy to:	Powell Goldstein LLP

One Atlantic Center, Fourteenth Floor

1201 West Peachtree Street, NW

Atlanta, Georgia 30309-3488

Attention:	Richard H. Miller, Esq.
Facsimile:	(404) 572-6999

If to the Purchaser: At the address of the respective Purchaser as set forth in the records of the Company or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

H.          No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Purchase Agreement on the date first written above.

ECHO HEALTHCARE ACQUISITION CORP.

By:
Name:
Title:

THE PURCHASERS:

By:
Name:
Title:

Exhibit A

Escrow Agreement

March __, 2006

Powell Goldstein LLP

One Atlantic Center

Fourteenth Floor

1201 West Peachtree Street, NW

Atlanta, GA 30309-3488

Attention: Michael J. Delaney, Esq.

Re:   Appointment of Powell Goldstein LLP as Escrow Agent in Connection with Consummation of the Transactions Contemplated by the Founding Director Warrant Purchase Agreement (the “Warrant Purchase Agreement”) made as of _____________, 2006, between Echo Healthcare Acquisition Corp., a Delaware corporation (the “Company”), on the one hand, and _______________________, on the other hand (collectively, the “Purchasers” or individually, a “Purchaser”).

Ladies and Gentlemen:

Each of the undersigned appoints Powell Goldstein LLP (the “Escrow Agent”) to act as Escrow Agent in connection with consummation of the transactions contemplated by the Warrant Purchase Agreement for the sole purpose of holding consideration in the amount of $550,000.00 (referred to herein as the “Escrowed Funds”) to be paid by the Purchasers until such time as Escrow Agent receives a release certificate, in the form attached hereto as Exhibit A, (the “Release”) executed by the Company and the Purchasers instructing the Escrow Agent to release such funds in accordance with the written instructions set forth in the Release, which instructions shall set forth fully the account information needed for Escrow Agent to forward the Escrowed Funds by means of electronic funds transfer.

In the event that the Escrow Agent has not received the Release by _____________, 2006, Escrow Agent shall return the Escrowed Funds, without any interest accruing thereon, to Purchasers in accordance with the Purchasers’ written instructions. The Escrowed Funds shall be held in a non-interest bearing account.

Upon the release and delivery by the Escrow Agent of the Escrowed Funds deposited herewith to the party entitled to receive the same in accordance with the instructions set forth above, the Escrow Agent’s appointment, duties and obligations hereunder shall be deemed completed and the Escrow Agent shall be discharged. Upon discharge of the Escrow Agent, this Escrow Agreement shall be terminated except for the provisions of the next succeeding paragraph which shall survive the termination of this Agreement.

Each of the undersigned hereby agrees to indemnify and hold harmless the Escrow Agent against any and all losses, claims, damages, liabilities and expenses, including reasonable costs of investigation and counsel fees and disbursements which may be imposed upon or incurred by the Escrow Agent in connection with the performance of its duties hereunder, including any litigation arising from, or involving the subject matter of, the items deposited in the escrow with the Escrow Agent under this Agreement, except to the extent caused by the gross negligence or willful misconduct of the Escrow Agent. The Escrow Agent shall be obligated only for the performance of the duties specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably and in good faith believed to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be liable for forgeries or false impersonations. The Escrow Agent shall not be liable for any act done or omitted under this Agreement as escrow agent except for actions or omissions constituting gross negligence or willful misconduct or breach of this Agreement. The Escrow Agent shall not be liable for any action taken or omission made in good faith. The Escrow Agent shall in no case or event be liable for any representations or warranties of the Company or Purchasers or for punitive or exemplary damages. Any act done or omitted pursuant to the written advice or opinion of counsel shall be conclusive evidence of the good faith of the Escrow Agent.

In the event of any disagreement between any of the undersigned as to the release of any or all of the Escrowed Funds deposited herewith, the Escrow Agent may, at its option, tender into the custody of any court of competent jurisdiction any or all of the Escrowed Funds, together with such legal proceedings as it deems appropriate and, thereupon, the Escrow Agent shall be discharged from all further duties under this Agreement. If the Escrow Agent reasonably requires other or further instruments in connection with its performance of its duties, the necessary parties hereto shall furnish or, as the case may be, join in furnishing such instruments.

This Agreement shall be construed and enforced in accordance with the laws of the State of Georgia without regard to laws governing conflicts of laws or choice of laws.

[Remainder of Page Intentionally Left Blank]

This Agreement may be signed in various counterparts, each of which shall be deemed an original and, all of which, when taken together, shall constitute one and the same Agreement.

ECHO HEALTHCARE ACQUISITION CORP.

By:

Its:

PURCHASERS

Accepted as of the date first written above:

POWELL GOLDSTEIN LLP

By:
Partner

ESCROW RELEASE CERTIFICATE

Reference is made to that certain Escrow Agreement (the "Agreement") dated _______, 2006 by and among Echo Healthcare Acquisition Corp., a Delaware corporation (the “Company”), _______________________, (collectively, the “Purchasers” or individually, a “Purchaser”), and Powell Goldstein LLP ("Escrow Agent"). Pursuant to the terms and conditions of the Agreement, the Company and Purchasers hereby agree to release the Escrowed Funds (as defined in the Agreement) to the Trust Account (as defined in the Agreement) on behalf of the Company and hereby instruct the Escrow Agent to deliver the Escrowed Funds by wire transfer pursuant to the following delivery instructions:

[Account Name]
Bank:
ABA #
Account #
Account Name:

Date: ________, 2006

ECHO HEALTHCARE ACQUSITION CORP.

By:
Name:
Title:

PURCHASERS

Exhibit B

List of Purchasers